Exhibit 99.5

BAUSCH & LOMB INCORPORATED

Solicitation of Consents to Amendments to Indentures and Waiver of Defaults in Respect of All Outstanding $155,902,000  Senior Convertible Securities due August 1, 2023 (CUSIP No. 071707AM5)

$4,098,000 Floating Rate Convertible Senior Notes due August 1, 2023 (CUSIP No. 071707AK9)

(together the “Convertible Securities”)

CONSENT FORM

For Consent to the Proposed Amendments and Waiver

Pursuant to the Consent Solicitation Statement, Dated May 5, 2006

TO: Global Bondholder Services Corporation, as Information Agent

By Facsimile Transmission:	By Courier, Hand Delivery, or Mail:

(212) 430-3775	Global Bondholder Services Corporation
65 Broadway — Suite 723
Banks and Brokers call:	New York, New York 10006
(866) 540-1500 (toll free)
(212) 430-3774

The Solicitation will expire at 5:00 p.m., New York City time, on May 17, 2006 (such date and time, as we may extend it from time to time, the “Expiration Date”). We may extend the Expiration Date with respect to any issue of Convertible Securities without extending the right of Holders of such Convertible Securities to revoke Consents delivered (and not validly revoked) prior to the then-effective Expiration Date. We may, in our sole discretion, terminate or amend the Solicitation with respect to any issue of Convertible Securities at any time.

The Solicitation is being made by Bausch & Lomb Incorporated (the “Company”) pursuant to the Consent Solicitation Statement dated May 5, 2006 (the “Statement”) only to Holders of the Convertible Securities. Consents will also be accepted from any other person who has obtained a proxy in a form reasonably acceptable to the Company which authorizes such other person (or person claiming title by or through such other person) to deliver a Consent on behalf of the Holder. Capitalized terms used but not defined in this Consent Form have the meanings set forth in the Statement, unless otherwise defined herein.

For purposes of the Solicitation, DTC has authorized the DTC Participants set forth in the position listing of DTC as of the Record Date to execute Consent Forms as if they were Holders of the Convertible Securities held of record in the name of DTC or the name of its nominee. Accordingly, Consents will be accepted from DTC Participants as Holders. Any beneficial owner whose Convertible Securities are held through a broker, dealer, commercial bank, trust company or other nominee and who wishes to Consent should contact the Holder of its Convertible Securities promptly and instruct such Holder to Consent on its behalf.

Holders who wish to Consent to the Proposed Amendments and Waiver must deliver their properly completed and executed Consent Form by facsimile transmission, or by overnight courier, hand delivery or mail, to the Information Agent (and not to the Company, the Trustees or the Solicitation Agents) at its facsimile number or address set forth above for receipt prior to the relevant Expiration Date. However, the Company reserves the right to accept any Consent received by it, the Trustees or the Solicitation Agent. The method of delivery of this Consent Form and all other required documents to the Information Agent is at the risk of the Holder, and the delivery will be deemed made only when actually received by the Information Agent. In all cases, sufficient time should be allowed to assure timely delivery. No Consent Form should be sent to any person other than the Information Agent.

CONSENT

Ladies and Gentlemen:

The undersigned acknowledges receipt of the Statement and that the terms and conditions of the Statement shall be incorporated in, and form a part of, this Consent Form which shall be read and construed accordingly. The effectiveness of the Proposed Amendments and Waiver are subject to the conditions set forth in the Statement.

The undersigned hereby represents and warrants that (i) the undersigned is a Holder of the Convertible Securities indicated in the Signature Annex and has full power and authority to take the action indicated below in respect of such Convertible Securities, (ii) in evaluating the Solicitation, the undersigned has made its own independent appraisal of the Solicitation and is not relying on any statement, representation or warranty, express or implied, made by a Trustee, any Solicitation Agent, or the Information Agent not contained in the Statement or this Consent Form, and (iii) the undersigned is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. The representations of the undersigned shall be deemed to be repeated and reconfirmed at the Effective Time (if not already elapsed at the time of giving this Consent), on the Expiration Date and on the date of payment of the Consent Fee. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to properly deliver the undersigned’s Consent.

In addition, the undersigned acknowledges that, (i) the undersigned must comply with the provisions of this Consent Form, and complete the information required herein, to validly Consent to the Proposed Amendments and Waiver set forth in the Statement, (ii) a Consent Form delivered pursuant to any one of the procedures described under the heading “The Solicitation—How to Consent” in the Statement will constitute a binding agreement between the undersigned and the Company subject to the terms and conditions of the Solicitation, and (iii) the undersigned may revoke a Consent it grants hereby only in accordance with the procedures set forth in the Statement.

The undersigned acknowledges that by submitting this Consent Form it is giving its Consent to the Proposed Amendments and Waiver with respect to the aggregate principal amount of each issue of Convertible Securities specified in the Signature Annex and to the execution and delivery of a Supplemental Indenture implementing such Proposed Amendments and Waiver; and that this Consent Form relates to the aggregate principal amount of each issue of Convertible Securities the undersigned specified by completing the appropriate spaces in the Signature Annex. The undersigned also acknowledges that by submitting this Consent Form it hereby waives all defaults relating to the Reporting and Certificate Delivery Covenants under each Indenture that relates to the Convertible Securities listed in the Signature Annex, occurring prior to the effectiveness of the Proposed Amendments and Waiver. The undersigned further acknowledges that it is and shall be deemed to be agreeing and acknowledging that by delivering its Consent it approves the Proposed Amendments and Waiver and the Supplemental Indenture, the execution and delivery thereof, the adoption and implementation thereof and all related matters, and waives and releases any objections, claims and causes of action in respect of or related to any of the foregoing against any of the Company, the Solicitation Agents or the Trustee and their respective officers, employees, attorneys, advisors, directors and affiliates. In the event of any inconsistency between with Consent Form and the Statement, the terms of the Statement shall govern.

SIGNATURE ANNEX

Bausch & Lomb Incorporated — Consent Solicitation Statement, dated May 5, 2006

Only this signature page need be faxed in order to give your consent. A DTC Participant must execute this Consent Form exactly as its name appears on DTC’s position listing as of the Record Date.

1.             The DTC participant signing this Signature Annex is:

Participant Account Number:

Company Name:

Contact Person:

Mailing Address:

Tax Identification Number:

Telephone:

E-mail address:

2.                                         The Convertible Securities with respect to which this Signature Annex relates and with respect to which you consent to the Proposed Amendments and Waiver are:

Title	CUSIP	Principal Amount(s)
1.64% Senior Convertible Securities due August 1, 2023	071707AM5
1.64% Floating Rate Convertible Senior Notes due August 1, 2023	071707AK9

3.                                         Provide the Unique Reference Identifier for this Consent as a seven-digit number that starts with your 4-digit participant account number and ends with a sequential number that you choose. For example, if your participant account number is 902, then you might use 0902001 for your first Consent and 0902002 for your second Consent.

If two or more Signature Annexes have the same Unique Reference Identifier, they may all be considered defective.

4.                                         The undersigned hereby makes all acknowledgments, representations, warranties, agreements and authorizations described in the Consent Form and the Statement to which this Signature Annex relates.

Signature of Authorized Signatory:

Name of Authorized Signatory:

Title:                                                                                              Date:

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